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                                                                   Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated March 29, 1999, with respect to the consolidated financial statements of Dave & Buster's Inc. included in its Annual Report (Form 10-K) for the year ended January 31, 1999, filed with the Securities and Exchange Commission.

                                                    ERNST & YOUNG LLP




Dallas, Texas
September 30, 1999